Exhibit 24

POWER OF ATTORNEY

    Each director and/or officer of Park National Corporation, an Ohio corporation (the “Corporation”), whose signature appears below, hereby constitutes and appoints Matthew R. Miller and Brady T. Burt, and each of them, with full power of substitution and resubstitution, as each of the undersigned’s attorney-in-facts and agents to execute and deliver, in the name and on behalf of the undersigned, in any and all capacities stated below, and cause to be filed with the Securities and Exchange Commission, Washington, D.C. (the “Commission”), the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 Form 10- K”), including any and all exhibits and other documents required to be included therewith, and likewise to execute and deliver and cause to be filed with the Commission any and all amendments to the 2021 Form 10-K, including, in each case, any and all exhibits and other documents required to be included therewith, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned could do if personally present. Each of the undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 24th day of January, 2022.

Name and Position(s)	Signature

Donna M. Alvarado	/s/ Donna M. Alvarado
Director

Frederic M. Bertley, Ph.D.	/s/ Frederic M. Bertley
Director

C. Daniel DeLawder	/s/ C. Daniel DeLawder
Director

F. William Englefield IV	/s/ F. William Englefield IV
Director

Alicia J. Hupp	/s/ Alicia J. Hupp
Director

Jason N. Judd	/s/ Jason Judd
Director

Stephen J. Kambeitz	/s/ Stephen J. Kambeitz
Director

Timothy S. McLain	/s/ Timothy S. McLain
Director

D. Byrd Miller, III	/s/ D. Byrd Miller, III
Director

Matthew R. Miller	/s/ Matthew R. Miller
Director and Officer

Robert E. O'Neill	/s/ Robert E. O'Neill
Director

Mark R. Ramser	/s/ Mark R. Ramser
Director

David L. Trautman	/s/ David L. Trautman
Director and Officer

Leon "Lee" Zazworsky	/s/ Lee Zazworsky
Director

Brady T. Burt	/s/ Brady Burt
Officer

Kelly A. Herreman	/s/ Kelly Herreman
Officer